Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events
Subsequent Events

20. Subsequent Events

In February 2016, the board of directors of the Company has approved a new share repurchase plan whereby the Company is authorized to repurchase its own ordinary shares with an aggregate value of up to $500 million for a period through the end of June 2017.

On April 15, 2016, E-House entered into a definitive agreement and plan of merger, or the Merger Agreement with E-House Holdings Ltd., or Parent and E-House Merger Sub Ltd., or Merger Sub, a wholly-owned subsidiary of Parent. Pursuant to the Merger Agreement, Parent will acquire E-House for a cash consideration equal to US$6.85 per ordinary share, and upon the closing of the merger, Merger Sub will merge with and into E-House, with E-House continuing as the surviving corporation and a wholly owned subsidiary of Parent.  In connection with the transaction contemplated by the Merger Agreement, the Company agreed to make an equity contribution of approximately $140 million to Parent to subscribe newly issued shares of Parent and entered into a series of agreements, including a rollover agreement, a voting agreement, an equity commitment letter and a limited guarantee, concurrently with the execution of the Merger Agreement. The merger is currently expected to close during the second half of 2016 subject to various closing conditions, including the E-House’s shareholder approval.